                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:              December 13, 1999
                             ---------------------
Date of Earliest
 Event Reported:             December 10, 1999
                             ---------------------



                             BERKSHIRE BANCORP INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware               0-13649          94-2563513
----------------------------   -----------      ----------------
(State or other jurisdiction   (Commission     (I.R.S. Employer
    of incorporation)          File Number)   Identification No.)


         160 Broadway, New York, New York                    10038
       ------------------------------------------------------------------
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (212)791-5362



                           Cooper Life Sciences, Inc.
           ---------------------------------------------------------
           Former name or former address, if changed since last report

Item 8.   Change in Fiscal Year

        On December 10, 1999, the Board of Directors of Berkshire Bancorp Inc. (the "Company"), approved a change in the Company's fiscal year to December 31. The report covering the two month transition period ending December 31, 1999 will be filed on Form 10-K.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BERKSHIRE BANCORP INC.
                                              -----------------------------
                                                     (Registrant)



Date: December 13, 1999                     By:    /s/ Steven Rosenberg
      ---------------------                        -----------------------
                                                    Steven Rosenberg
                                                    President and Chief
                                                    Financial Officer



                                        3